SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

October 26, 2007

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	001-32472 (Commission File No.)	74-2095844 (IRS Employer Identification No.)

101 E. Park Blvd., Suite 955 Plano, TX 75074 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Item 3.01               Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 26, 2007, the Board of Directors of TGC Industries, Inc. (the “Company”) announced their decision to transfer the listing of the Company’s Common Stock from the American Stock Exchange to The NASDAQ Global Select Market.  Effective November 6, 2007, the Company will trade under the symbol (NASDAQ:  TGE).  A copy of the Company’s October 26, 2007, press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished on this Form 8-K:

99.1 Press release of the Company dated October 26, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: October 31, 2007	By:	/s/ WAYNE A. WHITENER
Wayne A. Whitener
President and CEO
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 26, 2007